Exhibit 10.49

FIRST AMENDMENT TO DISPATCHING SERVICES AGREEMENT

This FIRST AMENDMENT TO DISPATCHING SERVICES AGREEMENT (this “First Amendment”) is made this 30th day of June, 2017 by and among FLORIDA DISPATCHCO LLC (f/k/a FLORIDA EAST COAST DISPATCH LLC), a Delaware limited liability company (“DispatchCo”), FLORIDA EAST COAST RAILWAY, L.L.C., a Florida limited liability company (including its successors and assigns, “FECR”) and ALL ABOARD FLORIDA-OPERATIONS LLC, a Delaware limited liability company (including its successors and assigns, “AAF”). DispatchCo, AAF and FECR are referred to individually hereinafter as a “Party,” and collectively as the “Parties.” Capitalized terms used but not defined herein have the meanings set forth in the Dispatching Services Agreement dated December 27, 2016 by and among DispatchCo, AAF and FECR (as may be further amended, restated, replaced, supplemented or otherwise modified, the “Dispatching Agreement”).

WITNESSETH:

WHEREAS, DispatchCo was formed by AAF and FECR pursuant to that certain Contribution and Operating Agreement among AAF, FECR and DispatchCo dated as of December 27, 2016 (as amended, the “DispatchCo Operating Agreement”) and the laws of the State of Delaware;

WHEREAS, FECR and AAF are parties to that certain Second Amended and Restated Joint Use Agreement (Shared Infrastructure) dated as of December 27, 2016 (the Miami – Cocoa Joint Use Agreement”), and that certain Amended and Restated Joint Use Agreement (Cocoa – Jacksonville Shared Infrastructure) dated as of December 27, 2016 (the “Cocoa – Jacksonville Joint Use Agreement”). The Miami – Cocoa Joint Use Agreement and the Cocoa-Jacksonville Joint Use Agreement are referred to collectively herein as the “Joint Use Agreements;”

WHEREAS, the Parties entered into the Dispatching Agreement in order to set forth the terms and conditions pursuant to which DispatchCo will provide Train Dispatching Services (as defined in Section 1.1(g) of the Dispatching Agreement) in connection with the operation of Freight Service by FECR and Passenger Service by AAF on, along and over the Shared Infrastructure (as defined in Section 1.1(g) of the Joint Use Agreements) and the Cocoa – Orlando Rail Corridor (as defined in Section 1.1(c) of the Dispatching Agreement);

WHEREAS, FECR desires to provide a change to its addresses by amending Section 9.2 of the Dispatching Agreement as set forth in Section 1 of this First Amendment, and the other Parties acknowledge and agree that Section 1 of this First Amendment shall be deemed to be a compliant notice of FECR’s updated addresses; and

WHEREAS, the Parties desire to amend Section 9.5(b) of the Dispatching Agreement as set forth hereinafter in Section 2 of this First Amendment;

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Dispatching Agreement as follows:

1.          Section 9.2 of the Dispatching Agreement is hereby deleted in its entirety, and in lieu thereof, Section 9.2 shall read as follows:

Notices. Any notices or communications hereunder shall be in writing and delivered personally, by first class mail, by national overnight courier, via facsimile or electronic mail (provided that, in conjunction with facsimile or electronic mail notice, such notice also is promptly sent in accordance with one of the other foregoing methods), addressed to the Parties at the addresses listed below, or to such other address as a Party may from time to time designate in writing in accordance with this Section 9.2. Notices shall be deemed received upon actual receipt of the notice by the primary Party being sent the notice, or of mailed notice on the expiration of three (3) days after the date of mailing.

If to FECR, to:

Florida East Coast Railway, L.L.C.
Attention: Vice President - Transportation
7411 Fullerton Street, Suite 300
Jacksonville, FL 32256

With a copy to:

Florida East Coast Railway, L.L.C.
Attention: General Counsel
7411 Fullerton Street, Suite 300
Jacksonville, FL 32256

With a copy to:

GMXT US, Inc.
Attention: Genaro Guerrero Diaz Mercado
Bosque de Ciruelos No. 99
Col. Bosques de las Lomas
11700 Ciudad de Mexico, Mexico

With a copy to:
Dechert LLP
Attention: Howard Kleinman and Bernardo Piereck
1095 Avenue of the Americas
New York, NY 10036-6797
Facsimile: (212) 698-0667 and (202) 261-3333

If to AAF, to:

All Aboard Florida-Operations LLC
c/o Florida East Coast Industries, Inc.
Attention: General Counsel
2855 Lejeune Road, 4th Floor
Coral Gables, Florida 33134

If to DispatchCo, to:

Florida East Coast Dispatch LLC
Attention: General Manager
7150 Philips Highway
Jacksonville, Florida 32256

2.          Section 9.5(b) of the Dispatching Agreement is hereby deleted in its entirety, and in lieu thereof, Section 9.5(b) shall read as follows:

(b)          The “Commencement of Passenger Service Date” of this Agreement shall be 12:01 a.m. on September 1, 2017.

This First Amendment shall not constitute an amendment or waiver of any provision of the Dispatching Agreement not expressly referred to herein. Except as specifically stated herein, the Dispatching Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms “Agreement”, “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import shall, unless the context otherwise requires, refer to the Dispatching Agreement as modified hereby.

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to Dispatching Services Agreement to be duly executed as of the date first above written.

FLORIDA DISPATCHCO LLC, a Delaware limited liability company

By:	/s/ Robert Ledous
Name: Robert Ledous
Title: Manager

[Signature Page to Amendment to Dispatching Services Agreement]

FLORIDA EAST COAST RAILWAY, L.L.C., a Florida limited liability company

By:	/s/ John Brenhott
Name: John Brenhott
Title: Manager

ALL ABOARD FLORIDA – OPERATIONS LLC, a Delaware limited liability company

By:	/s/ Kolleen O.P. Cobb
Name: Kolleen O.P. Cobb
Title: Vice President

[Signature Page to Amendment to Dispatching Services Agreement]